As filed with the Securities and Exchange Commission on October 8, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

NEOS ETF Trust

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NEOS ETFs – Alliance Text Message Reminder

Text 10

A message from NEOS Investments: We need your vote! Individual shareholders like you have played an important role in building NEOS into what it is today, and now we need you to take action.

You’re voting to support continuity of fund management by the same NEOS team and future innovation as we prepare to join Goldman Sachs Asset Management.

Watch this quick message from Garrett/Troy to learn why your vote is so important, then click the link below to cast your vote today.